Exhibit 10.2

Execution Version

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 12, 2007 is made by and among Maui Land & Pineapple Company, Inc., a Hawaii corporation, with headquarters located at 120 Kane Street, P.O. Box 187, Kahului, Maui, Hawaii 96733 (the “Company”), and the investors named on the signature pages hereto, together with their permitted transferees (each, an “Investor” and collectively, the “Investors”).

RECITALS:

A.                                   This Agreement is made in connection with the Closing of the issuance and sale of the Common Shares pursuant to the Stock Purchase Agreement, dated as of March 12, 2007, by and among the Company and the Investors (the “Purchase Agreement”);

B.                                     The Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Investors pursuant to the Purchase Agreement; and

C.                                     It is a condition to the obligations of the Company and the Investors under the Purchase Agreement that this Agreement be executed and delivered.

AGREEMENT:

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1                                 Definitions.  Capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings ascribed to them in the Purchase Agreement.  In addition to the terms defined in the Purchase Agreement and elsewhere in this Agreement, the following terms used in this Agreement shall be construed to have the meanings set forth below:

                (a)                                  “Effectiveness Deadline” means, (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2.1(a), the date that is 30 days after the one year anniversary of this Agreement or, in the event that the Registration Statement is subject to the Commission’s review, the date that is 90 days after the one year anniversary of this Agreement, and (ii) with respect to any additional Registration Statement(s) that may be required to be filed pursuant to
Section 2.1(b), the 120th day following (a) the date or time on which the Commission shall indicate as being the first date or time that such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required because the Commission shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, or (b) if such additional Registration Statement is required for a reason other than as described in (a) above, the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement(s) is required.

(b)                                 “Filing Deadline” means, with respect to any additional Registration Statements that may be required pursuant to Section 2.1(b), the 30th day following (a) the date or time on which the Commission shall indicate as being the first date or time that such Registrable Securities may then be included in a Registration Statement if such Registration Statement is required because the Commission shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, or (b) if such additional Registration Statement is required for a reason other than as described in (a) above, the date on which the Company first knows, or reasonably should have known, that such additional Registration Statements is required.

(c)                                  “Holder” means an Investor or any transferee or assignee thereof to whom an Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Article IX hereof and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Article IX hereof.

(d)                                 “Registrable Securities” means all of the Common Shares sold pursuant to the Purchase Agreement, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

(e)                                  “Registration Period” means the period between the date of this Agreement and the earlier of (i) the date on which all of the Registrable Securities have been sold by the Investors pursuant to the Registration Statement, and (ii) the date on which all of the Registrable Securities may be sold without registration and without restriction as to the number of Registrable Securities that may be sold under Rule 144 or otherwise.

(f)                                    “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities.

(g)                                 “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined above) in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the Commission.

(h)                                 “Rule 415” means Rule 415 promulgated under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.

ARTICLE II
REGISTRATION

2.1                                 Registration at One Year.

(a)                                  On or before the one year anniversary of this Agreement, the Company shall prepare, and file with the Commission a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities.  In the event that Form S-3 is unavailable for such a registration, then the Company will (i) file a Registration Statement on such form as is then available to effect a registration of all of the Registrable Securities, and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration

Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.  The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the Commission as soon as practicable, but in no event later than the applicable Effectiveness Deadline.  By 9:30 am Eastern Standard Time on the Business Day following the Effective Date, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(b)                                 If for any reason the Commission does not permit all of the Registrable Securities to be included in the Registration Statement filed pursuant to Section 2.1(a), or for any other reason any Registrable Securities are not then included in a Registration Statement filed under this Agreement, then the Company shall prepare, and, as soon as practicable but in no event later than the applicable Filing Deadline, file with the Commission an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415.  The Company shall use its reasonable best efforts to cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the applicable Effectiveness Deadline.  By 9:30 am Eastern Standard Time on the Business Day following the Effective Date, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(c)                                  The Registration Statement shall contain the “Plan of Distribution” section in substantially the form attached hereto as Annex B.

2.2                                 Piggyback Registrations.

(a)                                  If, at any time before the fifth anniversary of this Agreement, the Company decides to register any of its securities for its own account or for the account of others, then the Company will promptly give the Holders written notice thereof and will use its reasonable best efforts to include in such registration all or any part of the Registrable Securities requested by such Holders to be included therein.  This requirement does not apply to Company registrations on Form S-4 or S-8 or their equivalents relating to equity securities to be issued solely in connection with an acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans.  Each Holder must give its request for registration under this paragraph to the Company in writing within 15 days after receipt from the Company of notice of such pending registration.  If the registration for which the Company gives notice is an underwritten public offering, the Company will so advise the Holders as part of the above-described written notice.  If the managing underwriter of any proposed underwritten public offering advises the Company that the total amount of Registrable Securities that the Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock, then the Registrable Securities to be included in such underwritten offering shall include the number of Registrable Securities that such managing underwriter advises the Company can be sold without having such adverse effect, with such number to be allocated (i) first, to the Company; (ii) second, pro rata among the Holders who have requested participation in such underwritten offering, based, for each Holder, on the fraction derived by dividing (x) the number of shares of Common Stock proposed to be sold by such Holder in such underwritten offering by (y) the aggregate number of Common Stock proposed to be sold by all Holders in such underwritten offering; and (iii) third, any other Person holding Company securities who may also be including any such securities for sale in such underwritten offering, provided, however, that no such reduction shall reduce the amount of securities of the Investors included in the registration below thirty percent (30%) of the total amount of securities requested by the Holders to be included in such registration.  No registration rights that limit or subordinate the rights of the Holders to register the Registrable Securities will be granted by the Company until one or more registration statements covering all of the Registrable Securities have become effective.

(b)                                 The obligations of the Company under this Section 2.2 expire upon expiration of the Registration Period.

2.3                                 Eligibility to use Form S-3.  The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Holders of the Registrable Securities.  The Company will file all reports required to be filed by the Company with the Commission in a timely manner so as to preserve its eligibility for the use of Form S-3.

2.4                                 Sales by the Company.  In no event will the Company sell shares of Common Stock for its own account pursuant to a Registration Statement declared effective by the Commission prior to the date that the Registration Statement registering all of the Registrable Securities has been declared effective by the Commission.

ARTICLE III
ADDITIONAL OBLIGATIONS OF THE COMPANY

At such time as the Company is obligated to file a Registration Statement with the Commission pursuant to Sections 2.1 or 2.2, the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

3.1                                 The Company shall submit to the Commission, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the Commission or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request.  The Company shall use its reasonable best efforts to keep each Registration Statement effective pursuant to Rule 415 at all times during the Registration Period.  The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

3.2                                 The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3.2) by reason of the Company filing a report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the SEC Report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

3.3                                 The Company will furnish to each Holder whose Registrable Securities are included in a Registration Statement, (a) promptly after such document is filed with the Commission, one copy of any Registration Statement filed pursuant to this Agreement and any amendments thereto, each preliminary prospectus and final prospectus and each amendment or supplement thereto; and (b) a number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holder.  The Company will promptly notify by facsimile or e-mail each Holder whose Registrable Securities are included in any Registration Statement of the effectiveness of the Registration Statement and any post-effective amendment.

3.4                                 The Company will use its reasonable best efforts to (a) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions any amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain their effectiveness during the Registration Period, (c) take any other actions necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take any other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions.  Notwithstanding the foregoing, the Company is not required, in connection with such obligations, to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause material expense or material burden to the Company, or (v) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its shareholders.

3.5                                 If the Holders who hold a majority in interest of the Registrable Securities elect to dispose of Registrable Securities under a Registration Statement pursuant to an underwritten public offering, the Company shall, at the request of such Holders, enter into an underwriting agreement in customary form with the managing underwriter(s) so long as such underwriters are reasonably acceptable to the Company.

3.6                                 (a)                                  The Company will notify (by telephone and also by facsimile and reputable overnight courier) each Holder who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company will make such notification as promptly as practicable (but in no event more than two (2) Business Days) after the Company becomes aware of the event, will promptly (but in no event more than ten (10) Business Days) prepare and file a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and will deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

(b)                                 Notwithstanding the obligations under Section 3.6(a), if in the good faith judgment of the Company, following consultation with legal counsel, it would be detrimental to the Company and its shareholders for resales of Registrable Securities to be made pursuant to the Registration Statement due to the existence of a material development or potential material development involving the Company which the Company would be obligated to disclose in the Registration Statement, but which disclosure would be premature or otherwise inadvisable at such time or would reasonably be expected to have a material adverse effect upon the Company and its shareholders, the Company will have the right to suspend the use of the Registration Statement for a period of not more than thirty (30) days; provided, however, that the Company may so defer or suspend the use of the Registration Statement no more than one time in any twelve-month period.

(c)                                  Subject to the Company’s rights under Section 3, the Company will use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, will use its reasonable best efforts to obtain the withdrawal of such order at the earliest possible time and to notify each Holder that holds Registrable Securities being sold (or, in the event of an underwritten public offering, the managing underwriters) of the issuance of such order and the resolution thereof.

(d)                                 Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, if the use of the Registration Statement is suspended by the Company, the Company will promptly (but in no event more than two (2) Business Days) give notice of the suspension to all Holders whose securities are covered by the Registration Statement, and will promptly (but in no event more than two (2) Business Days) notify each such Holder as soon as the use of the Registration Statement may be resumed.  Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, the Company will cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which such Holder has entered into a contract for sale prior to receipt of notice of such suspension and for which such Investor has not yet settled, unless otherwise prohibited by law.

3.7                                 The Company will permit a single firm of legal counsel, designated by the Holders who hold a majority in interest of the Registrable Securities being sold pursuant to a Registration Statement (“Holders’ Counsel”), to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable amount of time (not to exceed three (3) Business Days) prior to their filing with the Commission, and will not file any document in a form to which such counsel reasonably objects, unless otherwise required by law in the opinion of the Company’s counsel.  The sections of any such Registration Statement including information with respect to the Holders, the Holders’ beneficial ownership of securities of the Company or the Holders’ intended method of disposition of Registrable Securities must conform to the information provided to the Company by each of the Holders or Holders’ Counsel.

3.8                                 At the request of the Holders who hold a majority in interest of the Registrable Securities being sold pursuant to a Registration Statement, and on the date that Registrable Securities are delivered to a managing underwriter(s) for sale in connection with the Registration Statement, the

Company will furnish to the Holders and such underwriters (i) a letter, dated such date, from the Company’s independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of the Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the managing underwriter(s) and Holders.

3.9                                 (a)                                  The Company will make available for inspection by any Holder whose Registrable Securities are being sold pursuant to a Registration Statement, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as each Inspector reasonably deems necessary to enable the Inspector to exercise its due diligence responsibility.  The Company will cause its officers, directors and employees to supply all information that any Inspector may reasonably request for purposes of performing such due diligence.

(b)                                 Each Inspector will hold in confidence, and will not make any disclosure (except to a Holder) of, any Records or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Inspector), (iv) the Records or other information was developed independently by an Inspector without breach of this Agreement, (v) the information was known to the Inspector before receipt of such information from the Company, or (vi) the information was disclosed to the Inspector by a third party without restriction.  The Company is not required to disclose any confidential information in the Records to any Inspector unless and until such Inspector has entered into a confidentiality agreement (in form and substance reasonably satisfactory to the Company) with the Company with respect thereto, substantially in the substance of this Section 3.9(b).  Each Holder will, upon learning that disclosure of Records containing confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.  Nothing herein will be deemed to limit the Holder’s ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

(c)                                  The Company will hold in confidence, and will not make any disclosure of, information concerning a Holder provided to the Company under this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, (v) the information was disclosed to the Company by a third party without restriction or (vi) such Holder consents to the form and content of any such disclosure.  If the Company learns that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, the Company will give prompt notice to such Holder prior to making such disclosure and allow such Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

3.10                           The Company will cause all of the Registrable Securities covered by each Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation of all of the Registrable Securities covered by each Registration Statement on a nationally recognized quotation system.

3.11                           The Company will provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

3.12                           The Company will cooperate with the Holders who hold Registrable Securities being sold and with the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to a Registration Statement and will enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the Holders or the managing underwriter(s), if any, may reasonably request, all in accordance with Article VII of the Purchase Agreement.

3.13                           At the request of the Holders holding a majority in interest of the Registrable Securities registered pursuant to a Registration Statement, the Company will promptly prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement, and the prospectus used in connection with the Registration Statement, as may be necessary in order to change the plan of distribution set forth in such Registration Statement; provided, however, that no such amendment or supplement shall have a disproportionate negative impact on any Holder as compared to the other Holders without the approval of such negatively affected Holder.

3.14                           The Company will comply with all applicable laws related to any Registration Statement relating to the offer and sale of Registrable Securities and with all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act, the Exchange Act and the rules and regulations promulgated by the Commission).

3.15                           The Company will take all other reasonable actions as any Holder or the underwriters, if any, may reasonably request to expedite and facilitate disposition by such Holder of the Registrable Securities pursuant to a Registration Statement.

ARTICLE IV
OBLIGATIONS OF THE INVESTORS

In connection with the registration rights granted pursuant to this Agreement, the Holders shall:

4.1                                 As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of each Holder, such Holder will furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as is reasonably required by the Company to effect the registration of the Registrable Securities.  At least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder if the Holder elects to have any of its Registrable Securities included in the Registration Statement other than information contained in the Selling Holder Questionnaire attached hereto as Annex A, which shall be completed and delivered to the Company promptly upon request or concurrently with any request for inclusion in any Registration Statement pursuant to Section 2.2, as applicable.  If, within three (3) Business Days prior to an applicable Filing Deadline, the Company has not received the requested information from a Holder (including a completed Selling Holder Questionnaire), then the Company shall not be required to include the Registrable Securities of such Holder in a Registration Statement.

4.2                                 Each Holder will cooperate with the Company, as reasonably requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from the Registration Statement.

4.3                                 Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.6, each Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until it receives copies of the supplemented or amended prospectus contemplated by Section 3.6.  If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder’s possession (other than a limited number of file copies) of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

4.4                                 Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to a Registration Statement.

4.5                                 (a)                                  If Holders holding a majority in interest of the Registrable Securities being registered determine to engage the services of an underwriter, each Holder will enter into and perform such Holder’s obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering, and will take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of its Registrable Securities from such Registration Statement.

(b)                                 Without limiting any Holder’s rights under Section 2.1 hereof, no Holder may participate in any underwritten distribution hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions applicable with respect to its Registrable Securities.

ARTICLE V
EXPENSES OF REGISTRATION

The Company will bear all expenses, other than underwriting discounts and commissions, and transfer taxes, if any, incurred in connection with registrations, filings or qualifications pursuant to Articles II and III of this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one firm of legal counsel selected by the Holders pursuant to Section 3.7 hereof.

ARTICLE VI
INDEMNIFICATION

In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

6.1                                 To the extent permitted by law, the Company will indemnify, defend and hold harmless each Holder that holds such Registrable Securities, and agents, employees, attorneys, accountants, underwriters (as defined in the Securities Act) for such Holder and any directors or officers of such Holder or such underwriter and any person who controls such Holder or such underwriter within the meaning of the Securities Act or the Exchange Act (each, an “Holder Indemnified Person”) against any losses, claims, damages, expenses or liabilities (collectively, and together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, “Claims”) to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any of the following statements, omissions or violations in a Registration Statement filed pursuant to this Agreement, any post-effective amendment thereof or any prospectus included therein:  (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in the prospectus or any preliminary prospectus (as it may be amended or supplemented) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (c) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law, including without limitation any state securities law or any rule or regulation thereunder (the matters in the foregoing clauses (a) through (c) being, collectively, “Violations”).  Subject to the restrictions set forth in Section 6.4 with respect to the number of legal counsel, the Company will reimburse the Holders and each such attorney, accountant, underwriter or controlling person and each such other Holder Indemnified Person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (i) does not apply to a Claim by an Holder Indemnified Person arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by such Holder Indemnified Person for use in the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus or supplement thereto was timely made available by the Company pursuant to Section 3.3 hereof; and (ii) does not apply to amounts paid in settlement of any Claim if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld. This indemnity obligation will remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Persons.

6.2                                 In connection with any Registration Statement in which a Holder is participating, absent any gross negligence or intentional misconduct of the Company, each such Holder will indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6.1 above, the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any other shareholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such shareholder within the meaning of the Securities Act or the Exchange Act (each a “Company Indemnified Person”) against any Claim to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished to the Company in writing by such Holder expressly for use in such Registration Statement.  Subject to the restrictions set forth in Section 6.4 with respect to the number of legal counsel, such Holder will promptly reimburse each Company Indemnified Person for any legal or other expenses (promptly as such expenses are incurred and due and payable) reasonably incurred by them in connection with investigating or defending any such Claim.   However, the indemnity agreement contained in this Section 6.2 does not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent will not be unreasonably withheld, and no Holder will be liable under this Agreement (including this Section 6.2 and Article VII) for the amount of any Claim that exceeds the net proceeds actually received by such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.  This indemnity will remain in full force and effect regardless of any investigation made by or on behalf of a Company Indemnified Party.

6.3                                 If any proceeding shall be brought or asserted against any person entitled to indemnity under Sections 6.1 or 6.2 hereof (an “Indemnified Party”), such Indemnified Party promptly shall notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, however, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

6.4                                 An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Indemnified Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party; provided, however, that in no event shall the Indemnifying Party be responsible for the fees and expenses of more than one separate counsel).  The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on Claims that are the subject matter of such proceeding.

6.5                                 Subject to the foregoing, all reasonable fees and expenses of the Indemnified Party (including fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 6.5) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

ARTICLE VII
CONTRIBUTION

To the extent that any indemnification provided for herein is prohibited or limited by law, the Indemnifying Party will make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by applicable law.  However, (a) no contribution will be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Article VI (without giving effect to any prohibition or limitation or indemnification under applicable law), (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (c) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities will be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

ARTICLE VIII
EXCHANGE ACT REPORTING

In order to make available to the Holders the benefits of Rule 144 or any similar rule or regulation of the Commission that may at any time permit the Holders to sell securities of the Company to the public without registration, the Company will:

(a)                                  File with the Commission in a timely manner, and make and keep available, all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and file and make available of such reports and other documents as required for the applicable provisions of Rule 144; and

(b)                                 Furnish to each Holder, so long as such Holder holds Registrable Securities, promptly upon the Holder’s request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the Commission and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

ARTICLE IX
ASSIGNMENT OF REGISTRATION RIGHTS

The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by the Investors to transferees or assignees of all or any portion of the Registrable Securities, but only if (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (c) after such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) such transfer is made in accordance with the applicable requirements of the Purchase Agreement, and (f) the transferee is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

ARTICLE X
AMENDMENT OF REGISTRATION RIGHTS

This Agreement may be amended and the obligations hereunder may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and of the Holders who then hold a majority interest of the Registrable Securities.  Any amendment or waiver effected in accordance with this Article X is binding upon each Holder and the Company; provided, however, that no amendment to this Agreement which has a disproportionate negative impact on any Holder as compared to the other Holders may be made without the approval of such negatively affected Holder.

ARTICLE XI

MISCELLANEOUS

11.1                           Conflicting Instructions.  A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

11.2                           Notices.  Any notices required or permitted to be given under the terms of this Agreement will be given as set forth in the Purchase Agreement.

11.3                           Waiver.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

11.4                           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the like provisions of the Purchase Agreement.

11.5                           Severability.  If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

11.6                           Entire Agreement.  This Agreement and the Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein.  This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

11.7                           Successors and Assigns.  Subject to the requirements of Article IX hereof, this Agreement inures to the benefit of and is binding upon the successors and assigns of each of the parties hereto.  Notwithstanding anything to the contrary herein, including, without limitation, Article IX, the rights of an Investor hereunder are assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with a Holder’s margin or brokerage accounts.

11.8                           Headings.  The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

11.9                           Counterparts; Signatures by Facsimile.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

11.10                     Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Holder acknowledges that no other Holder has acted as agent for such Holder in connection with executing this Agreement and that no Holder will be acting as agent of such Holder in connection with monitoring the registration of the Registrable Securities or enforcing its rights under this Agreement.  Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any Proceeding for such purpose.

11.11                     Further Assurances.  Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

11.12                     Consents.  Unless otherwise provided in this Agreement, all consents and other determinations to be made by the Investors pursuant to this Agreement will be made by the Investors holding a majority in interest of the Registrable Securities.

11.13                     No Strict Construction.  The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Registration Rights Agreement to be duly executed as of the date first above written.

COMPANY:

MAUI LAND & PINEAPPLE COMPANY, INC.

By:	\s\ Robert I. Webber
Name:	Robert I. Webber
Title:	Chief Financial Officer and Senior Vice President of Business Development

INVESTORS:

Sign Name:	\s\ Miles Gilburne
Print Name:	Miles Gilburne for ZG Ventures, LLC

Address:

Telephone:
Facsimile:

Number of Common Shares: One Hundred Seventy- Two Thousand Four Hundred Fourteen (172,414)

By:	\s\ Michael G. Mohr
Name:	Michael G. Mohr
Title:	Managing Member

Address:

Telephone:
Facsimile:
Number of Common Shares: Three Hundred Forty-Four Thousand Eight Hundred Twenty-Eight (344,828)